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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 2
                               TO CREDIT AGREEMENT

      AMENDMENT NO. 2 (this "Amendment"), dated as of June 26, 1998, to the Credit Agreement, dated as of March 18, 1998, by and among ROBOTIC VISION SYSTEMS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as amended by Amendment No. 1 and Waiver No. 2, dated as of June 15, 1998 ("Amendment No. 1")(the "Credit Agreement").

                                    RECITALS

      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      B. The Borrower has requested that the Administrative Agent and the Lenders amend Amendment No. 1 and the Agreement as set forth herein and the Administrative Agent and the Lenders executing this Amendment are willing to do so subject to the terms and conditions hereof.

      In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. It is agreed that paragraph 5 of Amendment No. 1 is deleted and that the Article 7 of the Agreement be and the same is hereby amended by adding the following Section at the end thereof:

      7.11 Subordination of GSI Note

            Cause to be delivered to the Administrative Agent as soon as executed, and in any event not later than July 17, 1998, the GSI Subordination Agreement (as defined in Amendment No. 1).

      2. This Amendment shall not be effective until the Administrative Agent shall have executed this Amendment and shall have received (i) the consent thereto of Required Lenders, the Borrower and the Subsidiary Guarantors and (ii) such other documents as it shall reasonably request.

      3. By their execution at the foot hereof, each of the Borrower and each Subsidiary Guarantor hereby reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder and admits that it has no defense, offset or counterclaim thereto.

      4. This Amendment and the consents hereto may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and the consents

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hereto to produce or account for more than one counterpart signed by the party to be charged.

      5. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


                                      -2-
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                          ROBOTIC VISION SYSTEMS, INC.
                   AMENDMENT NO. 2 UNDER THE CREDIT AGREEMENT

      IN WITNESS WHEREOF, the Administrative Agent has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                 THE BANK OF NEW YORK, individually
                                 and as Administrative Agent


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________

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                          ROBOTIC VISION SYSTEMS, INC.
                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

CONSENTED TO:

FIRST UNION NATIONAL BANK


By: ______________________________________
Name: ____________________________________
Title: ___________________________________

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                          ROBOTIC VISION SYSTEMS, INC.
                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

CONSENTED TO:

FLEET BANK, N.A.


By: ______________________________________
Name: ____________________________________
Title: ___________________________________

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                          ROBOTIC VISION SYSTEMS, INC.
                     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT

CONSENTED TO:

ROBOTIC VISION SYSTEMS, INC.

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


ACUITY IMAGING LLC

By: Robotic Vision Systems, Inc.,
 as Sole Member and Manager

By: ______________________________________
Name: ____________________________________
Title: ___________________________________


CIMATRIX LLC

By: Robotic Vision Systems, Inc.,
 as Sole Member and Manager

By: ______________________________________
Name: ____________________________________
Title: ___________________________________